UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025 (June 16, 2025)

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Healthcare Triangle, Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2025 (the “Original Report”). As previously disclosed in the Original Report, on June 16, 2025, the Company entered into an Asset Transfer Agreement (the “Agreement”) with Niyama Healthcare, Inc., a Delaware corporation (“Niyama”), purchasing from Niyama the Transferred Assets (as defined therein), and the Seller’s 100% shareholder equity interest in Ezovion Solutions Private Limited (“Ezovion”).

The Company is filing this Amendment to: (i) report Amendment No. 1 to the Agreement described in the Original Report and (ii) include the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. Except as set forth herein, this Amendment does not amend or update any other information in the Original Report.

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2025, the Company and Niyama Healthcare, Inc. entered into Amendment No. 1 to their Asset Transfer Agreement dated June 16, 2025. Amendment No. 1 replaces Clause (ii) of Section 1(b) of the Agreement to provide that the Seller will receive 1,388,041 restricted shares of the Company’s common stock, issuable on the effective date after receiving approval of such issuance by a majority of the voting power of the Company’s voting stock. The amendment reflects the Company’s 1-for-249 reverse stock split and otherwise leaves the Agreement in full force and effect. The foregoing summary is qualified in its entirety by the text of Amendment No. 1 to Asset Transfer Agreement, filed as an exhibit to this Amendment as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited balance sheet of Niyama as of December 31, 2024 and 2023 and the audited statements of operations, changes in stockholder’ equity, and cash flows for the years ended December 31, 2024 and 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

The audited balance sheet of Ezovion as of December 31, 2024 and 2023 and the audited statements of operations, changes in stockholder’ equity, and cash flows for the years ended December 31, 2024 and 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(b) Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Financial Information of the Company, giving effect to the transaction described in the Original Report, prepared in accordance with Article 11 of Regulation S-X, is filed as Exhibit 99.3 to this Amendment.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Asset Transfer Agreement, dated August 28, 2025, by and between Healthcare Triangle, Inc. and Niyama Healthcare, Inc.
99.1	Audited Financial Statements of Niyama Healthcare, Inc. as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.2	Audited Financial Statements of Ezovion Solutions Private Limited as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.3	Unaudited pro forma condensed combined financial information of Healthcare Triangle, Inc., Niyama Healthcare, Inc. and Ezovion Solutions Private Limited as of and for the period ended June 30, 2025 and for the fiscal year ended December 31, 2024

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to the Company or its management team, are intended to identify forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including the Company’s ability to successfully appeal the Nasdaq staff’s delisting determination and the Company’s ability to have an application to trade on the OTCQB approved timely to commence trading if its common shares are delisted from Nasdaq. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 31, 2025, and other reports and registration statements of the Company filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Dated: August 29, 2025	By:	/s/ David Ayanoglou
David Ayanoglou
Chief Financial Officer

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